Exhibit 99.1

Dekania Corp.

(a corporation in the development stage)

Index to Financial Statements

Financial Statements

Page
Report of independent registered public accounting firm	F-1
Balance sheet as of February 7, 2007 and December 31, 2006	F-2
Statement of operations for the periods from February 28, 2006 (inception) to February 7, 2007; January 1, 2007 to February 7, 2007; and February 28, 2006 (inception) to December 31, 2006	F-3
Statement of stockholders’ equity for the period from February 28, 2006 (inception) to February 7, 2007	F-4
Statement of cash flows for the periods from February 28, 2006 (inception) to February 7, 2007; January 1, 2007 to February 7, 2007; and February 28, 2006 (inception) to December 31, 2006	F-5
Notes to financial statements	F-6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Dekania Corp.

We have audited the accompanying balance sheet of Dekania Corp. (a corporation in the development stage) as of February 7, 2007 and December 31, 2006 and the related statements of operations, stockholders’ equity and cash flows for the period from February 28, 2006 (inception) to February 7, 2007, January 1, 2007 to February 7, 2007 and February 28, 2006 (inception) to December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dekania Corp. as of February 7, 2007 and December 31, 2006, and the results of its operations and its cash flows for the period from February 28, 2006 (inception) to February 7, 2007, January 1, 2007 to February 7, 2007 and February 28, 2006 (inception) to December 31, 2006, in conformity with United States generally accepted accounting principles.

GOLDSTEIN GOLUB KESSLER LLP

New York, New York

February 12, 2007

DEKANIA CORP.

(a corporation in the development stage)

BALANCE SHEET

	February 7, 2007	December 31, 2006
ASSETS
Current Assets
Cash	$807,102	$253,138
Investment in trust account	94,000,000	—
Prepaid expenses and other current assets	15,000	15,000

Total current assets	94,822,102	268,138
Deferred offering costs	—	397,598

	$94,822,102	$665,736

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Due to stockholder	$156,022	$106,508
Accrued offering costs-principally professional fees	505,084	235,000
Deferred underwriting fees	1,940,000	—
Note payable, stockholder	300,000	300,000

Total liabilities	2,901,106	641,508

Common Stock subject to possible redemption, 2,984,005 shares, at redemption value of $9.80 per share	29,243,249	—

Commitments

Stockholders’ Equity:
Preferred stock, par value of $0.0001, authorized 1,000,000 shares; no shares issued		—
Common stock, par value of $0.0001, authorized 30,000,000 shares; issued and outstanding 12,437,500 and 2,487,500 at February 7, 2007 and December 31, 2006	1,244	249

Additional paid-in capital	62,681,220	24,626

Deficit accumulated during the development stage	(4,717)	(647)

Total stockholders’ equity	62,677,747	24,228

Total liabilities and stockholders’ equity	$94,822,102	$665,736

The accompanying notes should be read in conjunction with the financial statements

DEKANIA CORP.

(a corporation in the development stage)

STATEMENT OF OPERATIONS

	For the period from February 28, 2006 (inception) to February 7, 2007	For the period from January 1, 2007 to February 7, 2007	For the period from February 28, 2006 (inception) to December 31, 2006
Formation and operating costs	$4,717	$4,070	$647

Net loss	$(4,717)	$(4,070)	$(647)

Weighted average shares outstanding (basic and diluted)	2,397,856	2,795,395	2,349,306

Net loss per share (basic and diluted)	$(0.00)	$(0.00)	$(0.00)

The accompanying notes should be read in conjunction with the financial statements

DEKANIA CORP.

(a corporation in the development stage)

STATEMENT OF STOCKHOLDERS’ EQUITY

For the period from February 28, 2006 (inception) to February 7, 2007

	Common stock		Additional paid-in	Deficit accumulated during the	Stockholders’
	Shares	Amount	capital	development stage	equity
Common stock issued March 17, 2006 at $.0001 per share	2,487,500	$249	$24,626	$—	$24,875
Net loss	—	—	—	(647)	(647)

Balances at December 31, 2006	2,487,500	249	24,626	(647)	24,228
Private placement stock issued on January 30, 2007 at $10 per share	250,000	25	2,499,975	—	2,500,000
Common stock issued on February 7, 2007 at $10 per share	9,700,000	970	96,999,030	—	97,000,000
Expenses of offering			(7,599,162)		(7,599,162)
Proceeds subject to possible redemption of 2,984,005 shares	—	—	(29,243,249)	—	(29,243,249)
Net loss	—	—	—	(4,070)	(4,070)

Balances at February 7, 2007	12,437,500	$1,244	$62,681,220	$(4,717)	$62,677,747

The accompanying notes should be read in conjunction with the financial statements

DEKANIA CORP.

(a corporation in the development stage)

STATEMENT OF CASH FLOWS

	For the period from February 28,2006 (inception) to February 7, 2007	For the period from January 1,2007 to February 7, 2007	For the period from February 28, 2006 (inception) to December 31, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(4,717)	$(4,070)	$(647)
Adjustment to reconcile net loss to net cash used in operating expenses
Increase in prepaid expenses and other current assets	(15,000)	—	(15,000)

Net cash used in operating activities	(19,717)	(4,070)	(15,647)

CASH FLOWS FROM INVESTING ACTIVITIES
Payment to trust account	(94,000,000)	(94,000,000)	—

Net cash used in financing activities	(94,000,000)	(94,000,000)	—

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from note payable, stockholder	300,000	—	300,000
Proceeds from sale of common stock	24,875	—	24,875
Proceeds from stockholders advance	156,022	49,514	106,508
Proceeds from public offering	97,000,000	97,000,000	—
Proceeds from private placement	2,500,000	2,500,000
Payment of offering costs	(5,154,078)	(4,991,480)	(162,598)

Net cash provided by financing activities	94,826,819	94,558,034	268,785

Net increase in cash	807,102	553,964	253,138

Cash at beginning of period	—	253,138.00	—

Cash at end of period	$807,102	$807,102	$253,138

Supplemental disclosure of non cash financing activities:
Accrual of offering costs	$505,084	$270,084	$235,000

Accrual of deferred underwriting fees	$1,940,000	$1,940,000	—

The accompanying notes should be read in conjunction with the financial statements

DEKANIA CORP.

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

1. Organization, proposed business operations and summary of significant accounting policies

Nature of Operations

Dekania Corp. (the “Company”) was incorporated in the State of Delaware on February 28, 2006 as a blank check company formed to acquire, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more businesses in the insurance industry in the United States, Canada, Bermuda or the Cayman Islands.

At February 7, 2007, the Company had not yet commenced any operations. All activity through February 7, 2007 relates to the Company’s formation, a private placement and the public offering described below. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company’s initial public offering ( the “Public Offering”) was declared effective on February 1, 2007. On January 30, 2007, the Company completed a private placement (the “Private Placement”) and received net proceeds of $2,500,000. The Company consummated the Public Offering on February 7, 2007 and received net proceeds of $89,400,000. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Private Placement and the Public Offering (collectively the “Offerings”) (as described in Note 2), although substantially all of the net proceeds of the Offerings are intended to be generally applied toward consummating a business combination with a target company. As used herein, a “target business” shall include an operating business in the insurance industry that is incorporated in the United States, Canada, Bermuda or the Cayman Islands, and a “business combination” shall mean the acquisition by the Company of such a target business.

Of the proceeds of the Offerings, $94,000,000 is being held in a trust account ( “Trust Account”) and invested until the earlier of (i) the consummation of the Company’s first business combination or (ii) the liquidation of the Trust Account as part of a stockholder-approved plan of dissolution and liquidation. The amount in the Trust Account includes $1,940,000 of deferred underwriting compensation (the “Deffered Compensation”) which will be paid to the underwriters if a business combination is consummated, but which will be forfeited in part if public stockholders elect to have their shares redeemed for cash and in full if a business combination is not consummated. If a business combination is consummated, the remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. On February 5, 2007, Cohen Bros. Acquisitions, LLC (“Cohen Bros.”) delivered a letter of credit in the amount of $3,000,000 to increase the available funds in the trust account to $97,000,000.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that public stockholders owning 30% or more of the outstanding stock sold in the Offerings vote against the business combination and elect to have the Company redeem their shares for cash, the business combination will not be consummated. All of the Company’s stockholders prior to the Offerings, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 2,487,500 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company with respect to any business combination and to vote any shares they acquired in the Public Offering or in the aftermarket in favor of the business combination. Cohen Bros. has also agreed to vote all of the shares that it purchased in the Private Placement in favor of a business combination. After consummation of the Company’s first business combination, all of these voting safeguards will no longer be applicable.

DEKANIA CORP.

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS—Continued

With respect to the first business combination which is approved and consummated, any holder of shares sold in the Public Offering, other than the Initial Stockholders and their nominees (the “Public Stockholders”), who voted against the business combination may demand that the Company redeem his or her shares. The per share redemption price will equal $10 per share (inclusive of a pro rata portion of the Deferred Compensation of $ 0.20 per share) plus any interest earned on their portion of the Trust Account (net of taxes payable), excluding Trust Account interest used to fund working capital needs and expenses up to a maximum of $2,500,000. Accordingly, Public Stockholders holding 29.99% of the aggregate number of shares sold in the Offerings may seek redemption of their shares in the event of a business combination.

The Company’s Second Amended and Restated Certificate of Incorporation provides for mandatory liquidation of the Trust Account as part of a stockholder-approved plan of dissolution and liquidation in the event that the Company does not consummate a business combination within 18 months from the date of the consummation of the Public Offering, or 24 months from the consummation of the Public Offering if certain extension criteria have been satisfied. The Initial Stockholders have waived their right to liquidation distributions with respect to the shares of common stock included in units purchased in the Private Placement and shares of common stock received upon formation of the Company. Accordingly, in the event of such liquidation, the amount in the Trust Account will be distributed to the holders of the shares sold in the Public Offering.

Cash

The Company maintains cash in a bank deposit account which, at times, exceeds federally insured (FDIC) limits. The Company has not experienced any loses on this account. A director of the Company is also the chairman of the holding company of the bank where the deposit account is maintained.

The Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents.

Income Taxes

The Company recorded a deferred income tax asset of $1,604 and $220 at February 7, 2007 and December 31, 2006, respectively, for the tax effect of temporary differences, aggregating $4,717 and $647. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance.

Recently issued accounting pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN 48”), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. The Company has adopted the provisions of FIN 48 effective January 1, 2007. The adoption of FIN 48 has no effect on the financial condition or results of operations of the Company at and for the period ended February 7, 2007.

Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Loss per common share

Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. Shares of common stock issuable upon the exercise of options and warrants are excluded from the computation from the computation since their effect, for the periods presented, are anti-dilutive.

DEKANIA CORP.

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS—Continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

2. Public Offering and Private Placement

On February 7, 2007 the Company sold 9,700,000 units to the public at a price of $10.00 per unit. Each unit consists of one share of the Company’s common stock, $.0001 par value, and one redeemable common stock purchase warrant (“public warrant”). Each public warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $8.00 commencing the later of the completion of a business combination with a target business or one year from the effective date of the registration statement with respect to the Public Offering and expiring four years from such date. An additional 1,455,000 units may be issued on exercise of a 45-day option granted to the underwriters to cover any overallotments. All of the public warrants, will be redeemable by the Company at a price of $0.01 per warrant upon 30 days notice after the public warrants become exercisable, only in the event that the closing price of the common stock is at least $14.25 per share for any 20 trading days within a 30 trading day period ending on the third day prior to date on which notice of redemption is given and only if a current registration statement is effective and a prospectus is available with respect to the common stock underlying the public warrants from and including the date on which the Company issues a redemption notice to and including the date of redemption. Under the terms of the Company’s warrant agreement, no public warrants will be exercisable unless at the time of exercise a current registration statement is effective and a prospectus is available relating to common stock issuable upon exercise of the public warrants and those shares of common stock have been registered or been deemed to be exempt from registration under the securities laws of the state of residence of the holder of the related warrants. If the Company is unable to maintain the effectiveness of such registration statement until the expiration of the public warrants, and therefore is unable to deliver registered shares, the public warrants may become worthless. If the public warrants expire worthless, the price paid by holders for their units will thereafter relate solely to the common stock underlying their units. None of the public warrants will be exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the public warrants is current and those shares of common stock have been registered or been deemed to be exempt under the securities laws of the state of residence of the holder of the public warrant. As a result, public warrants may not be settled in unregistered shares and the holders thereof have no right to net cash settlement as a remedy for failure to deliver registered shares. In addition, the holders of public warrants will not be entitled to net cash settle the warrant contract even if the warrants are not exercisable due to the failure by the Company to maintain an effective registration statement. As such, the Company has determined that the public warrants should be classified in stockholders’ equity in accordance with the guidance of EITF 00-19 (“EITF 00-19”), Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock.

On January 30, 2007, Cohen Bros., a related party, purchased an aggregate of 250,000 units from the Company in a private placement. The total purchase price for the units was $2,500,000 or $10.00 per unit. The warrants included in the private placement units (the “private warrants”) have substantially the same terms as the public warrants. The Company will use its best efforts to cause a registration statement to become effective on or prior to the commencement of the warrant exercise period and to maintain the effectiveness of such registration statement until the expiration of the private warrants. If the Company is unable to

DEKANIA CORP.

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENT—Continued

maintain the effectiveness of such registration statement until the expiration of the private warrants, and therefore is unable to deliver registered shares, the private warrants may become worthless. If the private warrants expire worthless, the price paid by holders for their units will thereafter relate solely to the common stock underlying their units. In addition, the private warrants may not be exercised at any time that a registration statement with respect to both the public and private warrants is not effective and a prospectus is not available for use by the holders of the public and private warrants. In addition, the holders of the private warrants will not be entitled to net cash settle the warrant contract even if the warrants are not exercisable due to the failure by the Company to maintain an effective registration statement. As such, the Company has determined that the warrants should be classified in stockholders’ equity in accordance with the guidance of EITF 00-19.

On January 30, 2007, the Company issued to Cohen Bros. and to several of its officers and directors a total of 1,420,000 stock purchase warrants (“incentive warrants”). Each incentive warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $8.00 commencing three months after the completion of a business combination. One half of the incentive warrants may be exercised only if the Company’s common stock has traded at least at $11 per share for 20 out of any 30 trading day period preceding the date of exercise. The other half of the incentive warrants are exercisable only if the Company’s common stock has traded at least at $12 per share for 20 out of any 30 trading day period preceding the date of exercise. Exercise of the incentive warrants may be for cash or may be on a cashless basis. The incentive warrants may not be settled in unregistered shares and the holders thereof have no right to net cash settlement as a remedy for failure to deliver registered shares. The incentive warrants will expire 5 years after the date of the prospectus relating to the Public Offering. No incentive warrants will be exercisable unless at the time of exercise the common stock issuable upon such exercise has been registered. The Company has agreed to register the common stock underlying the incentive warrant and use its best efforts to maintain such effectiveness until the warrants expire. In addition, no incentive warrants will be exercisable at any time that a registration statement with respect to the public warrants is not effective and a prospectus is not available for use by the holders of the public warrants.

The grant of the incentive warrants has been deemed to be stock-based compensation. Therefore, pursuant to Statement of Financial Accounting Standards No. 123(R), Accounting for Stock-Based Compensation, the Company will record a charge to earnings equal to the fair value of such warrants, which the Company has estimated, using the Black-Scholes formula, to be an aggregate of $7,029,000 based upon its $8.00 exercise price. The fair value of the incentive warrants was estimated using the following assumptions: (1) expected volatility of 45.1%, (2) a risk-free rate of 4.88%, (3) a contractual life of five years and (4) a dividend rate of 0. The Company expects to record a charge to earnings over a maximum period of 27 months because the Company has factored in the two-year period that the Company has to effect a business combination and the three month vesting period for the warrants. Accordingly, on an aggregate basis, during the 27 month period following the closing of the Public Offering, the Company expects to charge $781,000 to earnings each quarter. In the event that the Company consummates a business combination prior to two years from the closing date of the Public Offering, the above amortization schedule will be accelerated.

3. Note payable, stockholder

The Company issued an unsecured promissory note to Cohen Bros., a related party, totaling $300,000 on March 27, 2006. The Note does not bear interest and is payable in full three (3) business days after the consummation of the Public Offering. Due to the short-term nature of the promissory note, the fair value of the note approximates its carrying value.

4. Commitments

The Company has agreed to pay to Cohen Brothers, LLC, the parent of Cohen Bros. and a related party, $7,500 a month for no more than 24 months for office space and general and administrative expenses, commencing on February 7, 2007, and terminating upon the date the Company consummates a business combination.

DEKANIA CORP.

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS--Continued

Cohen Bros. will deliver an additional letter of credit to American Stock Transfer & Trust Company for the benefit of the public stockholders and the Trust Account in the amount of $291,000 if the overallotment option is exercised in full.

5. Preferred stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences, as may be determined from time to time by the Board of Directors.